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                 CALYPTE BIOMEDICAL CORPORATION AND SUBSIDIARIES


                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Form 10-QSB of Calypte Biomedical Corporation (the "Company") for the quarterly period September 30, 2003 (the "Report"), Anthony Cataldo, Executive Chairman of the Company, Jay Oyakawa, President and Chief Operating Officer of the Company, and Richard Brounstein, Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 except that the independent public accountants of the Company have informed the Company that they will not complete a review of the Condensed Consolidated Financial Statements of the Company as required by Item 310(b) of Regulation SB; see Note 7 to the Condensed Consolidated Financial Statements of the Company; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Anthony J. Cataldo
------------------------------------
Anthony J. Cataldo
Executive Chairman
November 14, 2003

/s/ Jay Oyakawa
------------------------------------
Jay Oyakawa
President and Chief Operating Officer
November 14, 2003

/s/ Richard D. Brounstein
------------------------------------
Richard D. Brounstein
Executive Vice President and Chief Financial Officer
November 14, 2003

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Calypte Biomedical Corporation and will be retained by Calypte Biomedical and furnished to the Securities and Exchange Commission or its staff upon request.




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